                                                                  Exhibit 10(a)


                                AMENDMENT NO. 3
                                    TO THE
                               TRANSMATION, INC.
                             DIRECTORS' STOCK PLAN

                          EFFECTIVE OCTOBER 23, 1996

        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Directors' Stock Plan, effective January 17, 1995, as last amended on March 11, 1996 (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 8 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby further amended, effective October 23, 1996, as follows:

               1. Section 3(D) of the Plan is hereby amended to provide in its entirety as follows:

               "(D) ATTENDANCE AT MEETINGS BY CONFERENCE TELEPHONE. Notwithstanding any other provision of this Plan to the contrary: (i) a Participating Director who attends any regular meeting of the Board by conference telephone equipment shall receive no Award for attendance at such meeting; (ii) a Participating Director who attends any special meeting of the Board by conference telephone equipment shall receive an Award for attendance at such meeting, as if he had been present in person, if and to the extent that such Award is otherwise payable pursuant to Section 3(b); (iii) a Participating Director who attends any meeting of the Executive Committee of the Board by conference telephone equipment shall receive an Award for attendance at such meeting, as if he had been present in person, if and to the extent that such Award is otherwise payable pursuant to Section 3(c) (provided, however, that the provisions of this Section 3(d)(iii) shall be subject to annual review by the Board); and (iv) a Participating Director who attends any meeting of any other Committee of the Board by conference telephone equipment shall receive no Award for attendance at such meeting."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 3 TO THE TRANSMATION, INC. DIRECTORS' STOCK PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON OCTOBER 23, 1996.

                                                 /s/ John A. Misiaszek
                                                 -----------------------------
                                                 John A. Misiaszek, Secretary

                                                                 Exhibit 10(b)

                               AMENDMENT NO. 1 TO

                            STOCK PURCHASE AGREEMENT

         This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this "AMENDMENT") is made as of February 5, 1997 by and among TRANSMATION, INC., an Ohio corporation ("BUYER"), and E. LEE GARELICK and JAMES N. WURTZ (collectively, "SELLERS").

         Buyer and Sellers are parties to a certain Stock Purchase Agreement dated March 28, 1996 (the "AGREEMENT"), and they now desire to amend the Agreement, as herein set forth, to change certain times for the payment by Buyer to Sellers of certain elements of the Purchase Price provided by the Agreement. All capitalized terms used in this Amendment and not otherwise defined herein will have the respective meanings given them by the Agreement.

         Therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

               1. Section 2.3(d) of the Agreement is hereby amended to provide in its entirety as follows (with the remainder of said Section 2.3 being unchanged and unaffected by this Amendment):

                  "(d) as soon as practicable, but no later than April 1, 1997 (that being the first installment date set forth in the Notes), Buyer will issue and deliver 113,334 Transmation Shares to E. Lee Garelick and 86,666 Transmation Shares to James N. Wurtz, that being the respective aggregate numbers of Transmation Shares payable to Sellers under this Agreement subsequent to Closing."

               2. Each of the Notes is hereby amended to provide in its entirety as is set forth in Exhibits I and II, respectively, annexed hereto.

               3. Except as amended hereby, the Agreement will remain in full force and effect in accordance with its terms.

               4. This Amendment is subject to, and will only become effective upon obtaining, the consent of Manufacturers and Traders Trust Company, as set forth below.

               5. This Amendment may be executed in two or more counterpart copies, each of which will be deemed an original but all of which together will constitute one and the same document.

         IN WITNESS WHEREOF, Buyer and Sellers have executed this Amendment as of the date first above written.

                                TRANSMATION, INC.

                                By:  /s/ Robert G. Klimasewski
                                    ------------------------------------
                                    Robert G. Klimasewski
                                    President and Chief Executive Officer

                               -----------------------------------------
                               /s/ E. Lee Garelick
                               E. LEE GARELICK

                               -----------------------------------------
                               /s/ James N. Wurtz
                               JAMES N. WURTZ

         MANUFACTURERS AND TRADERS TRUST COMPANY hereby consents, pursuant to that certain Subordination Agreement dated as of April 3, 1996 among it and Buyer and Sellers, to the foregoing Amendment No. 1 to Stock Purchase Agreement.

                               Manufacturers and Traders Trust Company

Dated:   2/5/97                By:  J. Theodore Smith
     ----------------               ------------------------------------
                                    Its Vice President

                                                                     Exhibit I

                      AMENDED AND RESTATED PROMISSORY NOTE

$1,756,666.00                                               ROCHESTER, NEW YORK

         FOR VALUE RECEIVED, TRANSMATION, INC., an Ohio corporation having its principal place of business at 10 Vantage Point Drive, Rochester, New York 14624 ("Maker"), hereby promises to pay to E. LEE GARELICK, residing at 12 Birchstone Hill, Rush, New York 14543 ("Payee"), the principal sum of One Million, Seven Hundred Fifty-Six Thousand, Six Hundred and Sixty-Six and no/100 Dollars ($1,756,666.00), together with interest on the unpaid principal balance of this Amended and Restated Promissory Note (this "Amended Note"), from time to time outstanding, at the rate of eight percent (8%) per annum, all in lawful money of the United States of America, upon the following terms:

         1. The principal amount of this Amended Note will be paid in two consecutive annual installments as set forth below:

               INSTALLMENT PAYMENT DATE           PRINCIPAL AMOUNT DUE

               April 1, 1997                      $  340,000.00
               April 1, 1998                      $1,416,666.00

Interest, calculated on the unpaid principal balance of this Amended Note outstanding during the period for which such interest is accruing, will be paid quarterly, on the first day of each July, October, January and April after April 3, 1996 until April 1, 1998, when the unpaid principal balance of this Amended Note, together with all accrued and unpaid interest thereon, will be paid in full.

         2. Maker will have the right to prepay any part of the outstanding principal amount of this Amended Note at any time without the prior written consent of Payee.

         3. Upon the occurrence of any of the following events of default, the entire indebtedness evidenced by this Amended Note, including principal, interest and expenses of collection (including reasonable attorneys' fees), will immediately become due and payable without notice, presentation or demand:

            (a) the non-payment of any installment of principal or interest due hereunder for a period of 30 days after its due date;

            (b) the filing by Maker of a petition under the provisions of any state insolvency law, or the Bankruptcy Code, as now in effect or hereafter amended; the filing against Maker of a petition under the provisions of any state insolvency law, or the Bankruptcy Code, as now in effect or hereafter amended, which petition is not stayed or dismissed within 90 days after its filing; the appointment of a receiver or liquidator, whether voluntary or involuntary, for Maker or for any of its properties; the making by Maker of an assignment for the benefit of creditors; the institution by Maker of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or proceeding for the settlement of claims against Maker; or the institution against Maker of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or proceeding for the settlement of claims against Maker, which proceeding is not stayed or dismissed within 90 days after its filing;

            (c) the taking of any judgment against Maker, which judgment is not paid, discharged, stayed or bonded within 90 days from the entry thereof;

            (d) the failure of Maker to pay or discharge any material taxes, assessments or governmental charges upon it or upon its income or properties prior to the date on which penalties are assessed thereon, unless and to the extent only that such taxes, assessments or governmental charges are contested in good faith and by appropriate proceedings by Maker;

            (e) the institution of any formal or informal proceeding for the dissolution or liquidation, or the winding up of the affairs, of Maker; or

            (f) the acquisition by any party other than Maker, E. Lee Garelick or James N. Wurtz of more than 50 percent of the voting shares of Maker.

         4. This Amended Note evidences an indebtedness referred to in and is subject to the provisions of a certain Stock Purchase Agreement among Maker, Payee and another dated March 28, 1996, and Amendment No. 1 thereto dated the date hereof, the terms of all of which are hereby incorporated in this instrument by reference. Without limiting the generality of the foregoing, payments due under this Amended Note are subject to certain rights of set-off of Maker provided by Section 6.2 of such Stock Purchase Agreement.

         5. MAKER'S PAYMENT AND PERFORMANCE OF THIS AMENDED NOTE IS SUBORDINATE TO PAYMENT OF ALL OBLIGATIONS, WHENEVER ARISING, OF MAKER TO MANUFACTURERS AND TRADERS TRUST COMPANY ("BANK"), PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT ENTERED INTO BY MAKER, PAYEE, BANK AND ANOTHER ON OR ABOUT APRIL 3, 1996.

         6. This Amended Note will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         7. This Amended Note amends, restates and supersedes in its entirety a certain promissory note, dated April 3, 1996, in the principal amount of $1,756,666.00 given by Maker to Payee.

        IN WITNESS WHEREOF, Maker has caused this Amended Note to be executed and delivered as of the date set forth below.

Dated:  February ___, 1997            TRANSMATION, INC.

                                  By:
                                     ----------------------------------
                                       Robert G. Klimasewski
                                       President and Chief Executive Officer

                                                                    Exhibit II

                      AMENDED AND RESTATED PROMISSORY NOTE

$1,343,334.00                                               ROCHESTER, NEW YORK

         FOR VALUE RECEIVED, TRANSMATION, INC., an Ohio corporation having its principal place of business at 10 Vantage Point Drive, Rochester, New York 14624 ("Maker"), hereby promises to pay to JAMES N. WURTZ, residing at 3 Landing View Lane, Fairport, New York 14450 ("Payee"), the principal sum of One Million, Three Hundred Forty-Three Thousand, Three Hundred and Thirty-Four and no/100 Dollars ($1,343,334.00), together with interest on the unpaid principal balance of this Amended and Restated Promissory Note (this "Amended Note"), from time to time outstanding, at the rate of eight percent (8%) per annum, all in lawful money of the United States of America, upon the following terms:

         1. The principal amount of this Amended Note will be paid in two consecutive annual installments as set forth below:

               INSTALLMENT PAYMENT DATE           PRINCIPAL AMOUNT DUE

               April 1, 1997                      $  260,000.00
               April 1, 1998                      $1,083,334.00

Interest, calculated on the unpaid principal balance of this Amended Note outstanding during the period for which such interest is accruing, will be paid quarterly, on the first day of each July, October, January and April after April 3, 1996 until April 1, 1998, when the unpaid principal balance of this Amended Note, together with all accrued and unpaid interest thereon, will be paid in full.

         2. Maker will have the right to prepay any part of the outstanding principal amount of this Amended Note at any time without the prior written consent of Payee.

         3. Upon the occurrence of any of the following events of default, the entire indebtedness evidenced by this Amended Note, including principal, interest and expenses of collection (including reasonable attorneys' fees), will immediately become due and payable without notice, presentation or demand:

             (a) the non-payment of any installment of principal or interest due hereunder for a period of 30 days after its due date;

             (b) the filing by Maker of a petition under the provisions of any state insolvency law, or the Bankruptcy Code, as now in effect or hereafter amended; the filing against Maker of a petition under the provisions of any state insolvency law, or the Bankruptcy Code, as now in effect or hereafter amended, which petition is not stayed or dismissed within 90 days after its filing; the appointment of a receiver or liquidator, whether voluntary or involuntary, for Maker or for any of its properties; the making by Maker of an assignment for the benefit of creditors; the institution by Maker of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or proceeding for the settlement of claims against Maker; or the institution against Maker of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or proceeding for the settlement of claims against Maker, which proceeding is not stayed or dismissed within 90 days after its filing;

             (c) the taking of any judgment against Maker, which judgment is not paid, discharged, stayed or bonded within 90 days from the entry thereof;

             (d) the failure of Maker to pay or discharge any material taxes, assessments or governmental charges upon it or upon its income or properties prior to the date on which penalties are assessed thereon, unless and to the extent only that such taxes, assessments or governmental charges are contested in good faith and by appropriate proceedings by Maker;

              (e) the institution of any formal or informal proceeding for the dissolution or liquidation, or the winding up of the affairs, of Maker; or

             (f) the acquisition by any party other than Maker, E. Lee Garelick or James N. Wurtz of more than 50 percent of the voting shares of Maker.

         4. This Amended Note evidences an indebtedness referred to in and is subject to the provisions of a certain Stock Purchase Agreement among Maker, Payee and another dated March 28, 1996, and Amendment No. 1 thereto dated the date hereof, the terms of all of which are hereby incorporated in this instrument by reference. Without limiting the generality of the foregoing, payments due under this Amended Note are subject to certain rights of set-off of Maker provided by Section 6.2 of such Stock Purchase Agreement.

         5. MAKER'S PAYMENT AND PERFORMANCE OF THIS AMENDED NOTE IS SUBORDINATE TO PAYMENT OF ALL OBLIGATIONS, WHENEVER ARISING, OF MAKER TO MANUFACTURERS AND TRADERS TRUST COMPANY ("BANK"), PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT ENTERED INTO BY MAKER, PAYEE, BANK AND ANOTHER ON OR ABOUT APRIL 3, 1996.

         6. This Amended Note will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         7. This Amended Note amends, restates and supersedes in its entirety a certain promissory note, dated April 3, 1996, in the principal amount of $1,343,334.00 given by Maker to Payee.

        IN WITNESS WHEREOF, Maker has caused this Amended Note to be executed and delivered as of the date set forth below.

Dated:  February ___, 1997            TRANSMATION, INC.

                                   By:
                                        ----------------------------------
                                          Robert G. Klimasewski
                                          President and Chief Executive Officer